DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to provide you with this report on the Dreyfus New York Tax Exempt Intermediate Bond Fund for the 12-month period ended May 31, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 8.25%,* and an annualized tax-free distribution rate per share of 4.39%.**

Economic Review

  In recent months, economic developments overseas began to assert a more vigorous influence on the U.S. economy. The first quarter of the 1998 calendar year saw the U.S. trade deficit rising to a new high. Exports contracted due to reduced foreign demand for U.S. products, which resulted in a marked rise in business inventories that could create a drag on future production as stockpiles are depleted. At the same time, imports surged. Spurred by a strong U.S. dollar and robust consumer spending, the increase in cheaper imports helped dampen domestic inflation since American producers had to restrain their prices in order to remain competitive. The suppressive effect of the trade deficit on both domestic production and prices has been fortuitously in concert with the
direction    of   Federal   Reserve   Board   (the   Fed)   monetary   policy.

  The financial difficulties that began in Asia last year have now spread to Latin America and beyond. That tenuous situation and the continued economic instability in Russia have contributed to the Fed' s status quo policy in monetary matters since the Fed is concerned that any increase in short-term interest rates would further unsettle world markets. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of the Fed) raised the target rate for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest
that   banks   charge   each   other   for   the   use   of   Federal   Funds.)

  Consumers, spurred by real wage gains and a healthy job market, continued to spend freely in the retail sector during the reporting period, giving retailers some of their best months in a decade. The buoyant stock market, low unemployment rate and absence of inflation encouraged consumers to spend. The market for so-called "big ticket" items has been strong: the housing market was solid throughout the reporting period and continues to be, while car and truck
sales    are    at    ten-year    highs.

  Unemployment (4.3% at the end of the reporting period) is at a 28-year low. Inflation, at both consumer and producer levels, has been dormant. Workers are benefiting from having their wages rise faster than inflation. The most recently reported statistics on hourly wages (through April) revealed that over the previous 12 months, wages rose 4.4% while the Consumer Price Index increased but 1.4% . The tight labor market and upward pressure on wages, because of their potential for rekindling inflation, have been major concerns of the Fed. The wage rate increase of 4.4% (above) , compared to 3.7% and 3.1% in the two
previous    years,    illustrates    the    upward    creep    of    wages.

  Over the past few years, gains in worker productivity (output per hour of work) have offset any incipient price pressures from rising wages. Enhanced by the widespread use of technology, productivity rose 1.7% last year and 1.9% in 1996, compared to an average increase of only 1% for the period 1974-1995. These gains are a key factor in the continuation of our high-growth, low-inflation economy. However, productivity gains slowed to 1.1% during the first quarter, the slowest pace in over a year. So far, our economy has been in a charmed circle where even international financial crises have proven supportive of our economic policies. As always, we remain alert for warning signs that the delicate balance that now prevails in the economy might be disturbed.

Market Environment

  The market environment for bonds has been very constructive. During the last six months, yields on long-term, high-grade tax-exempt bonds have declined marginally, while U.S. Treasury bond yields fell by over one-quarter of a percent. Certainly, it has been the uncertain impact of the Asian financial crisis that has kept the Fed from pushing rates higher despite strong domestic economic data. Spurred by the drop in rates, the issuance of new municipal securities surged during the last several months. In fact, the volume of new issuance in 1997 rose 20% over the previous year, marking it as one of the most prolific years of issuance in history. So far, 1998 is on course to eclipse last year's pace: through May, volume is up 50% from the previous year.

  We believe that it is still too early to draw any conclusions regarding how much the Asian crisis will impact the U.S. economy. Until a clearer picture emerges from Asia, we believe investors will continue to find fixed-income investments attractive. The still strong and expanding economy would normally be a cause for concern to inflation watchers. However, it is generally believed that the Fed will refrain from taking any interest rate actions that could exacerbate the Asian situation. We share this view. While the most recent economic and employment data have been indicative of a strengthening economy,
inflation    remains    quiescent.

  The fixed-income markets have now weathered the period of seasonal price weakness that results from large debt issuance. Traditionally, as summer approaches, the pressure from too much new-issue supply begins to abate. Given this fact and the reasons cited above, we believe that the current environment supports an outlook for steady monetary policy and well-anchored interest rates. As long as inflation growth remains low, we don't anticipate the Fed reacting to strong employment and economic data by raising rates. Instead, we believe that the events in Asia, Russia and other emerging countries will be more influential.

Portfolio Overview

We took several approaches over the past year in response to the trading range that the market established. We maintained a significant base of high income producing issues which we believe helps stabilize the portfolio through up and down cycles. At times we found it advantageous to add to the weighting of discount paper, particularly as Treasury yields were approaching the 6% level. As we have discussed in previous letters, the intermediate sector of the curve continues to provide the investor with returns that are very competitive when compared to the longer market. The New York investor was clearly a beneficiary of the record issuance that was brought to market over the past six months. As supply increased, we were given opportunities to enhance yield, spread and quality. Issues that, in the past, would command a premium to the general market were trading on national levels. An ongoing problem for state-specific funds is finding investment diversity. The issuance of $3 billion bonds by the Long Island Power Authority provided the market with a new name and the largest single issuance of tax-exempt debt in history. The success of such a large issue clearly indicates how much demand is in the municipal market. We continue to look for opportunities that will enhance the portfolio's performance. The improvement in the New York State economy has resulted in credit rating upgrades for the State and its appropriated debt, as well as for New York City. The portfolio has seen these upgrades translated into higher prices for the numerous state and city issues that it holds. We are pleased to inform you that the Fund' s one-year total return as of 5/31/98 of 8.25% compared very favorably to the Lipper New York Intermediate Municipal Debt Funds Category Average of 7.51% over the same period.***

  Included with this report are financial statements relating to your Fund's holdings and its financial condition. We hope you find them informative.

               Very truly yours,


               [Richard J. Moynihan signature logo]


               Richard J. Moynihan

               Director, Municipal Portfolio Management

               The Dreyfus Corporation

June 18, 1998

New York, N.Y.

* Total return includes reinvestment of dividends any capital gains paid. Income may be subject to state and local income taxes for non-New York residents

**Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

***SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Yield, share price and investment return fluctuate such that an investor may receive more or less than original cost upon redemption. Past performance is no guarantee of future results.


DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND               MAY 31, 1998
-----------------------------------------------------------------------------

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND AND THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND
                                     INDEX

$22,296

Lehman Brothers 10-Year Municipal

Bond Index*

                                    Dollars

$20,468

Dreyfus New York Tax Exempt Intermediate Bond Fund

*Source: Lehman Brothers

Average Annual Total Returns
-----------------------------------------------------------------------------

                      One Year Ended                   Five Years Ended                  Ten Years Ended

                       May 31, 1998                      May 31, 1998                     May 31, 1998

                   ____________________             ____________________          __________________________
                            8.25%                            5.79%                            7.43%
------------------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus New York Tax Exempt Intermediate Bond Fund on 5/31/88 to a $10,000 investment made in the Lehman Brothers 10-Year Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in New York municipal securities and maintains a portfolio with a weighted-average maturity ranging between 3 and 10 years. The Fund's performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers 10-Year Municipal Bond Index is an
unmanaged   total   return  performance  benchmark  for  the  investment-grade, geographically unrestricted 10-year tax exempt bond market, consisting of municipal bonds with maturities of 9-12 years. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in New York municipal obligations. These factors, coupled with the potentially longer maturity of the Index, can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                         MAY 31, 1998

                                                                                                  Principal

Long-Term Municipal Investments--99.7%                                                             Amount            Value
-------------------------------------------------------

                                                                                               _____________      _____________
New York--90.6%

Albany Parking Authority, Parking Revenue, Refunding:

  6.50%, 11/1/2004                                                                             $    1,000,000    $    1,083,160

  6.70%, 11/1/2006                                                                                  1,000,000         1,096,790

Battery Park City Authority, Revenue, Refunding

  5.125%, 11/1/2005                                                                                 3,830,000         4,006,525

Buffalo Municipal Water Finance Authority, Water System Revenue

  5.50%, 7/1/2005 (Insured; FSA)                                                                    1,200,000         1,282,764

City University of New York, COP, Refunding (John Jay College)

  5.75%, 8/15/2004                                                                                  5,000,000         5,340,600

Development Authority of the North Country, Solid Waste Management System
Revenue

  6.40%, 7/1/2000 (Prerefunded 7/1/1999) (a)                                                          605,000           633,114

Franklin Solid Waste Management Authority, Solid Waste System Revenue

  6%, 6/1/2005 (Prerefunded 6/1/2003) (a)                                                           1,515,000         1,661,925

Housing New York Corp., Revenue, Refunding

  5.50%, 11/1/2010                                                                                  2,000,000         2,070,060

Long Island Power Authority, Electric System General Revenue:

  5.25%, 12/1/2001                                                                                  8,000,000         8,305,520

  5.25%, 12/1/2002                                                                                  6,100,000         6,370,596

Metropolitan Transportation Authority

 Transit Facilities Revenue:

    5.50%, 7/1/2008 (Insured; MBIA)                                                                 4,380,000         4,593,131

    5.625%, 7/1/2010 (Insured; MBIA)                                                                4,895,000         5,191,637

Nassau County, Refunding:

  6%, 7/1/2010 (Insured; FGIC)                                                                      5,225,000         5,915,484

  General Improvement 4.75%, 9/1/2010 (Insured; FGIC)                                               3,475,000         3,501,931

New York City:

  5%, 6/1/2001                                                                                      1,125,000         1,150,481

  5.25%, 8/1/2011                                                                                   3,000,000         3,067,260

  Refunding:

    5.75%, 8/1/2002 (Insured; MBIA)                                                                 4,200,000         4,458,048

    5.40%, 2/15/2003                                                                                4,500,000         4,698,045

    6.25%, 8/1/2009                                                                                 3,225,000         3,512,605

    6.25%, 8/1/2009                                                                                 4,790,000         5,355,124

    5.90%, 8/1/2010                                                                                 5,000,000         5,400,000

    5.25%, 8/1/2011                                                                                 2,000,000         2,046,340

    5%, 8/1/2012                                                                                    5,500,000         5,474,755

New York City Housing Authority, Multi-Family Revenue, Refunding

  5.20%, 7/1/2004 (Insured; AMBAC)                                                                  2,275,000         2,340,475

New York City Housing Development Corp., MFHR

  5.50%, 11/1/2009                                                                                  6,750,000         7,016,558

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                             MAY 31, 1998

                                                                                                   Principal

Long-Term Municipal Investments (continued)                                                         Amount            Value
-------------------------------------------------------

                                                                                                _____________     _____________
_

New York (continued)

New York City Industrial Development Agency,

 Civic Facility Revenue (College of Aeronautics Project):

    5.10%, 5/1/2008 (b)                                                                       $       500,000   $       500,325

    5.25%, 5/1/2010 (b)                                                                               555,000           554,978

    5.30%, 5/1/2011 (b)                                                                               585,000           585,743

New York City Municipal Water Finance Authority, Water and Sewer System Revenue

  5.55%, 6/15/2001                                                                                  1,500,000         1,562,490

  6.60%, 6/15/2002                                                                                  1,495,000         1,606,572

  6.60%, 6/15/2002 (Prerefunded 6/15/2001) (a)                                                      1,505,000         1,628,741

New York State, Refunding:

  5.50%, 8/15/2006                                                                                  4,300,000         4,617,899

  5.40%, 10/1/2008                                                                                  1,430,000         1,527,154

New York State Dormitory Authority, Revenue:

 (City University):

    5.70%, 7/1/2005                                                                                 3,500,000         3,732,680

    5.25%, 7/1/2006 (Insured; FGIC)                                                                 3,000,000         3,176,040

    5.75%, 7/1/2009                                                                                 8,085,000         8,749,991

  (Cornell University) Refunding 5.40%, 7/1/2009                                                    4,000,000         4,306,000

  (Department of Health):

    6%, 7/1/2005                                                                                    2,500,000         2,712,700

    6%, 7/1/2006                                                                                    2,350,000         2,556,777

    Refunding 5.50%, 7/1/2005                                                                       1,000,000         1,055,110

  (Highland Community Development Corp.)

    5.50%, 7/1/2001 (LOC; Marine Midland Bank) (c)                                                  4,750,000         4,903,330

  (Mental Health Services Facilities):

    6%, 8/15/2006                                                                                   3,320,000         3,642,936

    Refunding 6%, 2/15/2007                                                                         5,640,000         6,190,408

  Secured Hospital:

    (The Brookdale Hospital Medical Center)

       Refunding 5.10%, 2/15/2011                                                                   4,040,000         4,065,896

    (Interfaith Medical Center)

       5.375%, 2/15/2012                                                                            4,340,000         4,428,536

  (State Service Contract-Albany County):

    5.10%, 4/1/2010                                                                                 2,310,000         2,343,079

    5.25%, 4/1/2011                                                                                 1,210,000         1,232,361

  (State University Educational Facilities):

    6.10%, 5/15/2005 (Prerefunded 5/15/2003) (a)                                                    2,630,000         2,898,786

    6.10%, 5/15/2008 (Prerefunded 5/15/2004) (a)                                                    2,000,000         2,228,060

New York State Energy Research and Development Authority,

 State Service Contract Revenue (Western New York Nuclear Service Center
Project):

    5.25%, 4/1/2003 (Insured; CMAC)                                                                 5,345,000         5,585,739

    5.40%, 4/1/2005 (Insured; CMAC) (d)                                                             2,000,000         2,118,100

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                             MAY 31, 1998

                                                                                                   Principal

Long-Term Municipal Investments (continued)                                                         Amount            Value
-------------------------------------------------------


                                                                                                _____________     _____________

New York (continued)

New York State Environmental Facilities Corp.,

 PCR:

   Special Obligation:

       (Riverbank State Park) 7.10%, 4/1/2002                                                  $    1,130,000    $    1,250,684

       (State Park Infrastructure) 5.75%, 3/15/2008                                                 2,475,000         2,606,645

    (State Water Revolving Fund):

       7.30%, 6/15/2001                                                                             4,000,000         4,329,000

       6.30%, 6/15/2002 (Prerefunded 6/15/2001) (a)                                                 2,355,000         2,550,865

       6.30%, 6/15/2002                                                                               645,000           697,193

       6.20%, 3/15/2004                                                                             1,700,000         1,859,936

       (New York Municipal Water Finance Authority Project):

         6.35%, 6/15/2006 (Prerefunded 6/15/2004) (a)                                               1,195,000         1,345,833

         6.35%, 6/15/2006                                                                             805,000           899,966

         4.90%, 6/15/2010 (Insured; MBIA)                                                           3,500,000         3,567,830

New York State Housing Finance Agency, Revenue, Refunding:

 (Health Facilities-New York City):

    7.90%, 11/1/1999                                                                                  900,000           935,847

    6%, 11/1/2006                                                                                  12,450,000        13,573,488

  (Housing Mortgage Project)

    5.875%, 11/1/2010 (Insured; FSA)                                                                3,930,000         4,237,680

  (Service Contract Obligation):

    5.25%, 3/15/2011                                                                                3,465,000         3,538,112

    5.25%, 9/15/2011                                                                                3,610,000         3,686,171

New York State Local Government Assistance Corp.:

  6.70%, 4/1/2000                                                                                      25,000            26,245

  6.70%, 4/1/2000                                                                                   2,465,000         2,583,936

  6.75%, 4/1/2002                                                                                   2,500,000         2,708,275

New York State Medical Care Facilities Finance Agency, Revenue:

  (Hospital and Nursing Home) 5.875%, 2/15/2008 (Insured; FHA)                                      2,215,000         2,368,012

  (Mortgage Project) 5.40%, 8/15/2005 (Insured; FHA)                                                  995,000         1,047,675

New York State Mortgage Agency, Revenue (Homeowner Mortgage):

  6.15%, 10/1/2001                                                                                  1,225,000         1,281,632

  5.20%, 10/1/2008                                                                                  1,320,000         1,359,402

  5.30%, 10/1/2009                                                                                  2,645,000         2,718,372

New York State Power Authority, General Purpose Revenue

  6.50%, 1/1/2004 (Prerefunded 1/1/2001) (a)                                                        2,735,000         2,950,463

New York State Thruway Authority:

 (Emergency Highway Reconditioning and Preservation)

    6%, 1/1/2002 (Insured; FSA)                                                                     2,000,000         2,123,480

  General Revenue 5.70%, 1/1/2008 (Insured; FGIC)                                                   3,000,000         3,253,290

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                             MAY 31, 1998

                                                                                                  Principal

Long-Term Municipal Investments (continued)                                                        Amount             Value
-------------------------------------------------------

                                                                                                _____________     _____________


New York (continued)

New York State Thruway Authority (continued):

 (Highway and Bridge Trust Fund):

    5.25%, 4/1/2009 (Insured; FGIC)                                                            $    4,500,000    $    4,762,935

    5.30%, 4/1/2010 (Insured; AMBAC)                                                                1,680,000         1,765,327

  Service Contract Revenue (Local Highway and Bridge):

    5.50%, 4/1/2004                                                                                 1,130,000         1,189,754

    5.625%, 4/1/2007                                                                                3,315,000         3,532,000

    5.90%, 4/1/2007                                                                                 7,000,000         7,583,520

New York State Urban Development Corp.

 Refunding, Project (Onondaga County Convention):

    6.25%, 1/1/2007                                                                                 1,725,000         1,906,953

    6.25%, 1/1/2008                                                                                 1,830,000         2,023,779

    6.25%, 1/1/2009                                                                                 1,950,000         2,149,934

    6.25%, 1/1/2010                                                                                 2,065,000         2,267,019

Onondaga County Industrial Development Agency, PCR, Refunding

  (Anheuser-Busch Co. Inc. Project) 6.625%, 8/1/2006                                                4,000,000         4,530,240

Port Authority of New York and New Jersey:

  6%, 7/15/2006 (Insured; FGIC)                                                                     1,625,000         1,795,121

  Special Project Bonds (JFK International Air Terminal LLC Project)

    6.25%, 12/1/2011 (Insured; MBIA)                                                                8,000,000         9,181,840

Rensselaer Industrial Development Agency, IDR (Albany International Corp.)

  7.55%, 6/1/2007 (LOC; Fleet Trust Co.) (c)                                                        2,000,000         2,401,420

Suffolk County Water Authority, Waterworks Revenue, Refunding

  5.10%, 6/1/2003 (Insured; MBIA)                                                                   3,545,000         3,695,804

Syracuse:

 COP

   (Syracuse Hancock International Airport):

       6.50%, 1/1/2004                                                                              1,045,000         1,132,770

       6.60%, 1/1/2005                                                                              1,105,000         1,204,903

       6.70%, 1/1/2007                                                                              1,210,000         1,319,989

  Public Improvement:

    5.70%, 6/15/2004                                                                                1,850,000         1,983,459

    5.70%, 6/15/2005                                                                                1,830,000         1,954,257

Syracuse Industrial Development Agency, Pilot Revenue, Refunding

  5.125%, 10/15/2002 (LOC; ABN AMRO Bank) (c)                                                       3,000,000         3,084,990

Town of Hempstead Industrial Development Agency, RRR

  (American Fuel Co. Project) 5%, 12/1/2009 (Insured; MBIA)                                        10,445,000        10,746,129

United Nations Development Corp., Refunding (Senior Lien):

  5%, 7/1/2007                                                                                      1,000,000         1,004,110

  5.30%, 7/1/2010                                                                                   1,295,000         1,300,983

  5.30%, 7/1/2011                                                                                   1,000,000         1,003,610

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                             MAY 31, 1998

                                                                                                   Principal

Long-Term Municipal Investments (continued)                                                         Amount            Value
-------------------------------------------------------

                                                                                                _____________     _____________


New York (continued)

Westchester County Industrial Development Agency, RRR:

  Equity (Westchester Resco Co. Project) 5.50%, 7/1/2009                                       $    2,650,000    $    2,749,587

  Refunding (Resco Co. Project) 5.50%, 7/1/2006 (Insured; AMBAC)                                    2,850,000         3,036,048

  (Westchester Resco Co. Project) 5.125%, 7/1/2006 (Insured; AMBAC)                                 1,000,000         1,040,910

Yonkers,

 GO:

    5%, 9/1/2009 (Insured; FGIC)                                                                    1,040,000         1,073,384

    5%, 9/1/2010 (Insured; FGIC)                                                                    1,165,000         1,196,222

    5%, Series A, 9/1/2011 (Insured; FGIC)                                                          1,000,000         1,018,030

    5%, Series B, 9/1/2011 (Insured; FGIC)                                                          1,000,000         1,018,030

U.S. Related--9.1%

Commonwealth of Puerto Rico, Refunding:

  Improvement 5.375%, 7/1/2005                                                                      2,250,000         2,377,350

  Public Improvement 5.50%, 7/1/2011                                                                2,500,000         2,669,750

Puerto Rico Electric Power Authority, Power Revenue

  5.50%, 7/1/2009 (Insured; MBIA)                                                                   6,065,000         6,614,610

Puerto Rico Highway and Transportation Authority, Highway Revenue

  6.25%, 7/1/2007 (Insured; MBIA)                                                                   3,500,000         3,989,055

Puerto Rico Public Buildings Authority, Revenue

 (Guaranteed Government Facilities)

  6.25%, 7/1/2008 (Insured; AMBAC)                                                                  3,730,000         4,283,868

Puerto Rico Telephone Authority, Revenue

  6.393%, 1/25/2007 (Insured; MBIA) (e)                                                             3,925,000         4,297,875

Virgin Islands, Subordinated Special Tax (Insurance Claims Fund Program,

  GO Matching Fund) 5.65%, 10/1/2003 (Prerefunded 10/1/2001) (a)                                    3,610,000         3,754,328

Virgin Islands Public Finance Authority, Revenue, Refunding

 Fund Loan Notes:

    Matching 6.80%, 10/1/2000                                                                       1,500,000         1,596,270

    Senior Lien 5.50%, 10/1/2004                                                                    3,000,000         3,150,150

                                                                                                                  _____________

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

  (cost $339,722,351)                                                                                              $358,969,704

                                                                                                                  =============


Short-Term Municipal Investment--.3%
-------------------------------------------------------

New York;

New York City, VRDN 4% (LOC; Morgan Guaranty Trust Co.) (c,f)

  (cost $1,000,000)                                                                            $    1,000,000     $   1,000,000

                                                                                                                  =============


TOTAL INVESTMENTS--100.0%

  (cost $340,722,351)                                                                                              $359,969,704
                                                                                                                  =============

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------


Summary of Abbreviations
-----------------------------------------------------------------------------
AMBAC       American Municipal Bond Assurance Corporation           IDR         Industrial Development Revenue

CMAC        Capital Market Assurance Corporation                    LOC         Letter of Credit

COP         Certificate of Participation                            MBIA        Municipal Bond Investors Assurance

FGIC        Financial Guaranty Insurance Company                                   Insurance Corporation

FHA         Federal Housing Administration                          MFHR        Multi-Family Housing Revenue

FSA         Financial Security Assurance                            PCR         Pollution Control Revenue

GO          General Obligation                                      RRR         Resources Recovery Revenue

                                                                    VRDN        Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------

Fitch (g)            or            Moody's             or            Standard & Poor's              Percentage of Value

_______                            ________                          _________________              ___________________

AAA                                Aaa                               AAA                                  32.3%

AA                                 Aa                                AA                                   10.4

A                                  A                                 A                                    36.7

BBB                                Baa                               BBB                                  18.4

F1                                 MIG1/P1                           SP1/A1                                 .3

Not Rated (h)                      Not Rated (h)                     Not Rated (h)                         1.9

                                                                                                         _______

                                                                                                         100.0%

                                                                                                         =======


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Bonds   which   are  prerefunded  are  collateralized  by  U.S.  Government securities  which are held in escrow and are used to pay principal and interest on  the  municipal  issue  and  to  retire  the  bonds  in full at the earliest refunding date.

(b) Purchased on a delayed-delivery basis.

(c) Secured by letters of credit.

(d) Wholly held in a segregated account as collateral for delayed-delivery security.

(e) Inverse   floater   security-the   interest   rate  is  subject  to  change
    periodically.

(f) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.

(g) Fitch currently provides creditworthiness information for a limited number of investments.

(h) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                              MAY 31, 1998

                                                                                                    Cost              Value

                                                                                                _____________     _____________
ASSETS:                          Investments in securities--See Statement of Investments         $340,722,351      $359,969,704

                                 Cash                                                                                 1,497,239

                                 Interest receivable                                                                  5,926,709

                                 Receivable for shares of Beneficial Interest subscribed                                 50,000

                                 Prepaid expenses                                                                         7,782

                                                                                                                  _____________

                                                                                                                    367,451,434

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          219,974

                                 Due to Distributor                                                                       9,141

                                 Payable for investment securities purchased                                          1,651,181

                                 Accrued expenses                                                                        89,957

                                                                                                                  _____________

                                                                                                                      1,970,253

                                                                                                                  _____________

NET ASSETS                                                                                                         $365,481,181

                                                                                                                  =============


REPRESENTED BY:                  Paid-in capital                                                                   $343,912,104

                                 Accumulated undistributed investment income--net                                        84,709

                                 Accumulated net realized gain (loss) on investments                                  2,237,015

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4                                                            19,247,353

                                                                                                                  _____________

NET ASSETS                                                                                                         $365,481,181

                                                                                                                  =============


SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED)                                       19,623,184

NET ASSET VALUE, offering and redemption price per share--Note 3(d)                                                      $18.62

                                                                                                                        =======


 SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                               YEAR ENDED MAY 31, 1998

INVESTMENT INCOME

INCOME                           Interest Income                                                                    $19,010,847

EXPENSES:                        Management fee--Note 3(a)                                       $  2,175,985

                                 Shareholder servicing costs--Note 3(b)                             1,108,578

                                 Directors' fees and expenses--Note 3(c)                               38,681

                                 Professional fees                                                     37,994

                                 Custodian fees                                                        37,422

                                 Prospectus and shareholders' reports                                  18,845

                                 Registration fees                                                      8,890

                                 Loan commitment fees--Note 2                                           3,622

                                 Miscellaneous                                                         21,965

                                                                                                 ____________

                                        Total Expenses                                              3,451,982

                                 Less--reduction in management fee due to
                                    undertaking--Note 3(a)                                          (547,047)

                                                                                                 ____________

                                        Net Expenses                                                                  2,904,935

                                                                                                                   ____________

INVESTMENT INCOME--NET                                                                                               16,105,912

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments                         $  3,305,521

                                 Net unrealized appreciation (depreciation) on investments          9,348,627

                                                                                                 ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                               12,654,148

                                                                                                                   ____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                $28,760,060

                                                                                                                   ============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Year Ended           Year Ended

                                                                                             May 31, 1998         May 31, 1997

                                                                                             _____________        _____________
OPERATIONS:

  Investment income--net                                                                     $  16,105,912        $  16,777,175

  Net realized gain (loss) on investments                                                        3,305,521            2,015,059

  Net unrealized appreciation (depreciation) on investments                                      9,348,627            6,021,385

                                                                                             _____________        _____________

    Net Increase (Decrease) in Net Assets Resulting from Operations                             28,760,060           24,813,619

                                                                                             _____________        _____________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net                                                                      (16,064,450)         (16,733,928)

  Net realized gain on investments                                                             (1,654,760)          (3,561,305)

                                                                                             _____________        _____________

    Total Dividends                                                                           (17,719,210)         (20,295,233)

                                                                                             _____________        _____________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold                                                                 62,436,901           65,461,930

  Dividends reinvested                                                                          14,469,657           16,872,078

  Cost of shares redeemed                                                                     (79,996,421)         (94,469,806)

                                                                                             _____________        _____________

    Increase (Decrease) in Net Assets from Beneficial Interest Transactions                    (3,089,863)         (12,135,798)

                                                                                             _____________        _____________

       Total Increase (Decrease) in Net Assets                                                   7,950,987          (7,617,412)

NET ASSETS:

  Beginning of Period                                                                          357,530,194          365,147,606

                                                                                             _____________        _____________

  End of Period                                                                               $365,481,181         $357,530,194

                                                                                             =============        =============


UNDISTRIBUTED INVESTMENT INCOME--NET                                                         $      84,709         $     43,247

                                                                                             _____________        _____________

CAPITAL SHARE TRANSACTIONS:                                                                    Shares               Shares

                                                                                             _____________        _____________

  Shares sold                                                                                    3,369,699            3,633,364

  Shares issued for dividends reinvested                                                           781,618              934,197

  Shares redeemed                                                                               (4,322,391)          (5,250,188)

                                                                                             _____________        _____________

    Net Increase (Decrease) in Shares Outstanding                                                (171,074)            (682,627)

                                                                                             =============        =============


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                         Year Ended May 31,

                                                                  _____________________________________________________________
PER SHARE DATA:                                                    1998          1997         1996         1995         1994
                                                                  ______       ______        ______       ______       ______
   Net asset value, beginning of period                           $18.06       $17.83       $18.05       $17.71        $18.06

                                                                  ______       ______        ______       ______       ______

   Investment Operations:

   Investment income--net                                            .82          .83          .85          .86           .88

   Net realized and unrealized gain (loss)
       on investments                                                .65          .41         (.22)         .34          (.31)

                                                                  ______       ______        ______       ______       ______

   Total from Investment Operations                                 1.47         1.24          .63         1.20           .57

                                                                  ______       ______        ______       ______       ______

   Distributions:

   Dividends from investment income--net                            (.82)        (.83)        (.85)        (.86)         (.89)

   Dividends from net realized gain on investments                  (.09)        (.18)          --           --          (.03)

                                                                  ______       ______        ______       ______       ______

   Total Distributions                                              (.91)       (1.01)        (.85)        (.86)         (.92)

                                                                  ______       ______        ______       ______       ______

   Net asset value, end of period                                 $18.62       $18.06       $17.83       $18.05        $17.71

                                                                  ======       ======        ======       ======       ======


TOTAL INVESTMENT RETURN                                            8.25%        7.12%        3.52%        7.04%         3.11%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets                          .80%         .80%         .84%         .96%          .89%

   Ratio of net investment income
       to average net assets                                       4.44%        4.64%        4.69%        4.91%         4.81%

   Decrease reflected in above expense ratios
       due to undertakings by manager                               .15%         .16%         .12%          --           .08%

   Portfolio Turnover Rate                                        42.40%       45.29%       47.48%       29.78%        20.19%

   Net assets, end of period (000's Omitted)                   $365,481     $357,530     $365,148     $359,199      $392,143

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus New York Tax Exempt Intermediate Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales load.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custodian agreement, the Fund received net earnings credits of $24,733 during the period ended May 31, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

  The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

  (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 11-1/2% of the value of the Fund's average daily net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. The Manager has undertaken from June 1, 1997 hrough May 31, 1998 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .80 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $547,047 during the period ended May 31, 1998.

  (B) Under the Service Plan (the "Plan") adopted pursuant to rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund' s shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, or any affiliate (collectively "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an annual rate of .25 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay Service Agents a fee in respect of the Fund' s shares owned by shareholders with whom the Service Agent has a servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts to be paid to Service Agents to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full fiscal year. During the period ended May 31, 1998, the Fund was charged $909,683 pursuant to the Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended May 31, 1998, the Fund was charged $134,225 pursuant to the transfer agency agreement.

  (C) Each trustee who is not an "affiliated person" as defined in the Act, receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

  (D) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through the use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended May 31, 1998, redemption fees amounted to $996.

NOTE 4--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 1998 amounted to $149,894,626 and $152,709,735, respectively.

  At May 31, 1998, accumulated net unrealized appreciation on investments was $19,247,353, consisting of $19,315,921 gross unrealized appreciation and $68,568 gross unrealized depreciation.

  At May 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND

  We have audited the accompanying statement of assets and liabilities of Dreyfus New York Tax Exempt Intermediate Bond Fund, including the statement of investments, as of May 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Tax Exempt Intermediate Bond Fund at May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


[Ernst & Young, LLP signature logo]


New York, New York

July 1, 1998



DREYFUS NEW YORK TAX EXEMPT INTERMEDIATE BOND FUND
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

  In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended May 31, 1998:

  --all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New York residents, New York State and New York City personal income taxes), and

  --the Fund hereby designates $.0467 per share as a long-term capital gain distribution (of which 32.54% is subject to the 20% maximum Federal tax rate) of the $.0850 per share paid on December 4, 1997.

  As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.

[dreyfus lion "d" logo]                                   (reg.tm)

[dreyfus logo]                                   (reg.tm)

DREYFUS NEW YORK TAX EXEMPT

INTERMEDIATE BOND FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940
Printed in U.S.A.                                              705AR985

New York

Tax Exempt

Intermediate

Bond Fund

Annual Report

May 31, 1998